Exhibit 10.3

MANAGEMENT FEE PAYMENT AGREEMENT

This Management Fee Payment Agreement (the “Agreement”) is entered into effective as of November 28, 2008 between the following parties in Beijing, People’s Republic of China (the “PRC”).

Party A:	(1) ZHAO Wanzong, a citizen of the PRC.

ID No. 610103196601013735

Address: Room 2058, No. 10 Building, Wanliu Guangda Jiayuan, No. 2,

Quanzong Road, Haidian District, Beijing, PRC.

(2) FAN Yunxiang, a citizen of the PRC.

PRC Passport No. 149787782

Address: No. 90, Shaoshan Road, Changsha City, Hunan Province, PRC.

(3) DONG Pengyu, a citizen of the PRC.

ID No. 320103196805232017

Address: Room 201, Unit 1, No. 20, West Xuanwu Avenue, Xuanwu District,

Beijing, PRC.

(The three persons aforementioned are collectively refered to herein as “Party A”)

Party B:	Tri-Tech (Beijing) Co., Ltd., a wholly foreign-owned enterprise duly established and valid existing under the laws of the PRC. Registered Address: Room 1102 Beiguang Plaza, No. 23 Huangsi Avenue, Xicheng District, Beijing, PRC.
Business Address: Room 5D, Section A, Building 2 of Jinyuanshidai Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

Party C:	Tranhold Environmental (Beijing) Tech Co., Ltd., a limited liability company duly established and valid existing under the laws of the PRC.
Registered Address: Room 5D, Section A, Building 2 of Jinyuanshidai Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

WHEREAS, Party A is the current legal shareholder of Party C and holds a 100% interest in Party C;

WHEREAS, Party A, Party B and Party C, have entered into a Proxy Agreement, Exclusive Equity Interest Purchase Agreement (the “Purchase Agreement”) and other agreements.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Party A hereby agrees to make the payment stipulated in Article 2 hereunder to Party B, at the time stipulated in Article 3 hereunder, as a fee for serving as a proxy and providing company management (the “Management Fee”).

2.	The amount of the Management Fee under Article 1 hereof shall be the same as the amount Party A receives as the Transfer Fee from Party B pursuant to the Purchase Agreement.

3.	Payment of the Management Fee under Article 1 hereof shall coincide with payment of the Transfer Fee under the Purchase Agreement.

4.	This Agreement has been duly executed by each of the Parties and/or their authorized representatives and shall take effect as of the date first set forth above.

5.	This Agreement shall expire on the date that is twenty-five (25) years following the date hereof. This Agreement may be extended prior to termination upon the written agreement of each Party.

6.	Any amendment supplement or rescission of this Agreement shall be effective if made in writing and executed by all of the Parties hereto.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Management Fee Agreement – Tranhold – Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A:

/s/ ZHAO Wanzong
ZHAO Wanzong

/s/ FAN Yunxiang
FAN Yunxiang

/s/ DONG Pengyu
DONG Pengyu

Party B: Tri-Tech (Beijing) Co., Ltd. (seal)

By:	/s/ HU Guizhou
Name:	HU Guizhou
Its:	Authorized Representative

Party C: Tranhold Environmental (Beijing) Tech Co., Ltd. (seal)

By:	/s/ ZHAO Wanzong
Name:	ZHAO Wanzong
Its:	President

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